SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  December 26, 2001


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION

               (Exact name of registrant as specified in charter)


         Delaware                     0-22624                   05-0473908
         Delaware                     1-11432                   05-0475617
         Delaware                     1-11436                   22-3182164
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

1000 Columbia Avenue, Linwood, PA                                   19061
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (610) 859-3000




                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

On December 26, 2001, Foamex International Inc. (the "Company") issued a press release announcing the implementation of a comprehensive profit enhancement program called "Project Transformation". In connection with Project Transformation, the Company will take a $38 million pre-tax charge against earnings in the fourth quarter of 2001, $21 million of which will be non-cash.

The press release concerning this announcement is filed as an Exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

           Exhibit              Description

              99 Press release of Foamex International Inc., dated December 26, 2001.

                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 27, 2001


                                        FOAMEX INTERNATIONAL INC.


                                        /s/ Michael D. Carlini
                                        -----------------------------
                                        Name:  Michael D. Carlini
                                        Title: Senior Vice President - Finance
                                               and Chief Accounting Officer


                                        FOAMEX L.P.
                                        By:  FMXI, INC.
                                             General Partner


                                        /s/ Michael D. Carlini
                                        -----------------------------
                                        Name:  Michael D. Carlini
                                        Title: Senior Vice President


                                        FOAMEX CAPITAL CORPORATION


                                        /s/ Michael D. Carlini
                                        -----------------------------
                                        Name:  Michael D. Carlini
                                        Title: Senior Vice President